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                                                                    Exhibit 23.4


CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-_________) of our report dated April 10, 1998, except for Note 9 as to which the date is July 7, 1998, of our audit of the consolidated and combined financial statements of Impac Hotel Group, L.L.C. and Predecessors. We also consent to the reference to our firm under the caption "Independent Auditors".

                                             /s/ PriceWaterhouse Coopers LLP

Atlanta, Georgia
October 14, 1998